Exhibit 99.3

P3 Health Partners Closes Business Combination with Foresight Acquisition Corp. and Will Begin Trading on the Nasdaq

P3 Health Partners to Begin Trading December 6th on the Nasdaq Under Ticker Symbol “PIII”

New York, NY, December 3, 2021 — P3 Health Partners (“P3” or “Company”), a patient-centered and physician-led population health management company, announced today that it has closed its previously announced business combination with Foresight Acquisition Corp. (Nasdaq: FORE) (“Foresight”). The transaction was approved at a special meeting of Foresight’s stockholders on December 3, 2021.

The combined company will be named P3 Health Partners Inc. and will be led by P3’s management team. Its shares of Class A common stock and warrants are expected to begin trading December 6, 2021, on the Nasdaq under the ticker symbols “PIII” and “PIIIW”, respectively.

“At P3, we utilize our proven care model to empower patients and providers and believe the job of managing patient health goes far beyond the clinic,” said Sherif Abdou, M.D., CEO of P3. “It is an absolute honor and privilege to be invited into our patients’ lives during their times of need, and we believe our entry into the public markets will enable P3 to continue supporting whole-patient wellness and preventative care with our value-based model while expanding our reach into more markets across the U.S.”

“The management team at P3 includes experienced physicians and leaders who have built an outstanding population health management company,” said Mark Thierer, Chairman of P3. “As I step into the role of Chairman, I look forward to working with the team to transform healthcare and improve patient outcomes. Our mindset is to grow with purpose and discipline, expand within existing markets and strategically enter new markets. With 10,000 seniors aging into Medicare each day and many of those choosing Medicare Advantage plans, P3 has a tremendous opportunity to make a difference in patients’ lives.”

“As physicians, Dr. Abdou and I understand how important it is to alleviate administrative burdens for our provider partners and give them more time to focus on what they love most about their profession – helping patients,” said Dr. Amir Bacchus, Chief Medical Officer of P3. “The partnership approach we take has resulted in 99% physician retention and better patient outcomes, evidence that we are empowering our patients and providers. Beyond these two key stakeholder groups, we are also taking care of our team. We consider our entire team at P3 a family, and we strive to support one another with the same level of intensity as we do our patients.”

Greg Wasson, Chairman of Foresight and new P3 Board Member, said: “The P3 management team has a proven track record for addressing some of the largest challenges in healthcare today, and this transaction enables P3’s strategy to expand into additional markets while increasing access to patients, physicians, hospitals, and payers. Between uncontrolled rising healthcare costs, poor access to primary care, sub-optimal outcomes and physician burnout, there are a multitude of issues that P3’s value-based healthcare model can improve. We look forward to the start of P3’s next chapter as it enters the public markets and continues to improve patient outcomes in an increasing number of markets across the U.S.”

Following the close of the business combination, P3’s Board of Directors consists of nine directors led by Chairman Mark Thierer, a recognized healthcare industry leader with more than 30 years of experience in the industry, including as CEO of Catamaran and CEO of OptumRx. Other board members include P3’s CEO Sherif Abdou, P3’s Chief Medical Officer Amir Bacchus, along with Greg Wasson, Lawrence B. Leisure, Mary Tolan, Greg Kazarian, Thomas E. Price and Jeffrey G. Park.

Advisors

J.P. Morgan Securities LLC acted as exclusive financial advisor to P3. Latham & Watkins LLP acted as legal advisor to P3. Greenberg Traurig, LLP acted as legal advisor to Foresight. Cowen and William Blair served as financial advisors to Foresight. J.P. Morgan Securities LLC, Cowen and William Blair acted as co-placement agents on the PIPE. Mayer Brown acted as placement agent counsel.

About P3 Health Partners

P3 is a patient-centered and physician-led population health management company. Founded and led by physicians, P3 is a team of doctors, clinicians and support service professionals with a shared passion for delivering value-based care. We leverage our deeply integrated and capital efficient care model, data and technology, physician leadership and community outreach tools to create enhanced patient outcomes and experiences, greater satisfaction for providers and caregivers and lower care costs. For more information, visit p3hp.org.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding P3’s expected benefits of the business combination and as a public company, its business model and strategy, its future opportunities in its industry and its ability to expand into additional markets and estimates and forecasts of financial and performance metrics. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of P3’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the expected benefits from the business combination; risks relating to the uncertainty of the projected financial information with respect to P3; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the impact of the COVID-19 pandemic and its variants; the ability of P3 to issue equity or equity-linked securities in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s definitive proxy statement filed with the SEC on October 28, 2021, and other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks not presently known to P3 or that P3 currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect P3’s expectations, plans or forecasts of future events and views as of the date of this press release. P3 anticipates that subsequent events and developments will cause P3’s assessments to change. However, while P3 may elect to update these forward-looking statements at some point in the future, P3 specifically disclaims any obligation to do so, unless otherwise required by applicable securities law. These forward-looking statements should not be relied upon as representing P3’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Kelley Waynert, Senior Manager, Strategic Communications

P3 Health Partners

(702) 334-6745

KWaynert@p3hp.org

Investor Relations

Cody Slach, Alex Kovtun

Gateway Group, Inc.

(949) 574-3860

FORE@gatewayir.com

Press

Jordan Schmidt

Gateway Group, Inc.

(949) 574-3860

FORE@gatewayir.com